Exhibit 99.1

AMERICAN Homes 4 Rent June 2015 NAREIT Investor Presentation

Forward-Looking Statements The information in this presentation has been prepared solely for informational purposes. “We,” “AMH,” “AH4R,” “the Company,” “the REIT,” “our” and “us” refer to American Homes 4 Rent, a Maryland real estate investment trust, and its subsidiaries taken as a whole. “AH LLC” refers to American Homes 4 Rent, LLC, a Delaware limited liability company formed by B. Wayne Hughes, our founder and chairman of our board of trustees. AH LLC is the largest beneficial owner of our common shares (including units of our operating partnership, American Homes 4 Rent, L.P., that are exchangeable for common shares). Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of our strategies, plans or intentions. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,” “goal” or other words that convey the uncertainty of future events or outcomes. We have based these forward-looking statements on our current expectations and assumptions about future events. These assumptions include, among others, our projections and expectations regarding: market trends in the single-family home rental industry and in the local markets where we operate, our ability to institutionalize a historically fragmented business model, our business strengths, our ideal tenant profile, the quality and location of our properties in attractive neighborhoods, the scale advantage of our national platform and the superiority of our operational infrastructure, the effectiveness of our investment philosophy and diversified acquisition strategy, our ability to create a cash flow opportunity with attractive current yields and upside from increasing rents and cost efficiencies and our understanding of our competition and general economic, demographic and real estate conditions that may impact our business. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements to conform to actual results or changes in our expectations, unless required by applicable law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report for the year ended December 31, 2014 and the Company’s subsequent filings with the Securities and Exchange Commission.

American Homes 4 Rent (AMH) Highlights 2 Objectives Scale Company had 37,300 properties in 22 states, as of May 31, 2015 Provides cost efficiencies and access to capital Platform Company is fully internally managed – acquisition, administration and property management Cash Flow Objective for 2015 is to stabilize portfolio Acquisitions Continue to acquire quality homes Reduced level of acquisition of vacant homes in Q2 Consolidation Continue to have discussions with owners Completed acquisitions of nearly 300 homes in April and May through acquisition of small portfolios Occupancy Operation “Full House” in Q2 with target to increase stabilized property leased percentage to 95% Rental Rates As stabilization is occurring, increasing rates on re-leasing opportunities Outlook 2015 Occupancy Metrics As of May-15 Mar-15 Occupied single-family properties 32,800 30,185 Leased single-family properties 33,600 31,183 Total single-family properties 37,300 36,588 Total leased percentage 90% 85.2% Total occupancy percentage 88% 82.5% Stabilized leased percentage 94% 93.4% Stabilized occupancy percentage 91% 90.4% Quarter-to-Date May-15 Mar-15 Renewal rate 78% 79.2% Retention rate 71% 68.1% Refer to Defined Terms in our First Quarter 2015 Supplemental Information Package for definition of terms used in this presentation

SFR Industry Overview

# SFR Industry Overview

| | |
|---|---|
| **Largest Income Producing Asset Class in the U.S.** | • 14.9 million single-family rental homes in the U.S.[1]<br>• Historical "mom & pop" landlord model<br>• Institutional ownership represents only ~1% of total single-family rental market |
| **Macro Factors Driving Rental Demand** | • Household formation continues to show strong growth, outpacing new housing supply<br>• Student and credit card debt continue to hinder ability to purchase a home<br>• Homeownership across all age groups has continued to fall since 2004 |
| **Consumer Shift Toward Renting** | • Desire for increased flexibility and mobility continue to shift consumer mindset toward renting vs. owning<br>• Larger down payment requirements and tight lending standards following housing crisis continue to limit ability of many to purchase a home |
| **Acquisition Opportunities Remain Robust and Attractive** | • Despite decline in REO inventory and mortgage delinquencies, acquisition opportunities remain robust with reduced competition<br>• Yields remain compelling and high relative to historical averages<br>• Purchase prices significantly below replacement costs, providing downside protection |
| **Bullish Long Term Prospects** | • Current rent per square foot significantly below multi-family comparables, providing opportunity to drive rent growth<br>• Ability and expertise to streamline and control all aspects of the business model<br>• As SFR market matures and operations stabilize, sector will likely become a core institutionally owned asset class focused on cash flow metrics<br>• Many parallels between SFR sector and other recently institutionalized sectors, including multi-family, self-storage, healthcare and datacenters, which took time to mature |

(1) U.S. Census Bureau American Community Survey

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AMERICAN Homes 4 Rent

Significant and Growing Demand for Rental Homes Household Formations Outpace New Housing Supply (1) Student Debt Constraining Ability to Buy (2) Homeownership Continues to Decline (3) Substantial Growth in Renter Household Demand (3) Federal Reserve Bank of St. Louis Economic Data and U.S. Census Bureau Federal Reserve Bank of New York Economic Research U.S. Census Bureau 5 79% 76% 70% 58% 35% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 0% 2% 4% 6% 8% 10% 12% 14% 16% 2004 2006 2008 2010 2012 2014 Aggregate Student Loan Debt (in trillions) Balances 90+ Days Delinquent Student Loan Debt Student Loan Delinquency Credit Card Delinquency 0.0 0.5 1.0 1.5 2.0 1980 1985 1990 1995 2000 2005 2010 2015 (in millions) Single Family Starts Multi Family Starts LT Avg Household Formation Rate 20% 30% 40% 50% 60% 70% 80% 90% 2000 2002 2004 2006 2008 2010 2012 2014 Under 35 35 - 44 45 - 54 55 - 64 65+ 30.0 32.0 34.0 36.0 38.0 40.0 42.0 44.0 2000 2002 2004 2006 2008 2010 2012 2014 Renter households (in millions)

Institutional SFR Overview

Overview of Institutional SFR Landscape SFR sector is poised for consolidation as larger players benefit from cost of capital advantages and smaller investors face difficulty achieving scale AMH is the largest public player in the SFR sector and is larger than all other public peers combined SFR Sector includes hundreds of smaller scale participants, many of which aggregated portfolios since the housing crisis and may be looking for exit liquidity Source: Public filings, company presentations and other publicly available information 7 - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 50.0 IH AMH Total Public Co's Colony SWAY Progress SBY ARPI BLT Homes MSR Tricon Smaller investors Number of Homes (in thousands) Public Private

Evolution of Public SFR REITs The Public SFR sector has evolved from the first IPO in late 2012 to four public players today, with a total enterprise value of approximately $12 billion SBY IPO Dec-12 $245mm ARPI IPO Mar-13 $288mm AMH IPO Aug-13 $887mm SWAY Spinoff Oct-13 Enterprise Value (in billions) 8 Source: Public filings, company presentations and other publicly available information Enterprise Value ($bn) AMH - $ 7.0 SWAY - $ 2.7 ARPI - $ 1.4 SBY - $ 0.9 Total - $ 12.0 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 SBY ARPI SWAY AMH

Benchmarking the Public REITs American Residential Properties, Inc. (NYSE: ARPI) Silver Bay Realty Trust Corp (NYSE: SBY) Starwood Waypoint Residential Trust (NYSE: SWAY) Enterprise value $ 7.0 bn $ 1.4 bn $ 0.9 bn $ 2.7 bn Equity market cap (1) $ 4.8 bn $ 0.6 bn $ 0.6 bn $ 1.0 bn Number of properties 36,588 9,038 6,864 12,217 Number of markets 41 17 14 12 Average investment cost $ 171,885 $ 149,459 $ 141,000 $ 156,526 Average size of unit 1,966 1,823 1,647 1,763 Investment cost / sq. foot $ 87 $ 82 $ 86 $ 89 Average rent $ 1,411 $ 1,232 $ 1,200 $ 1,453 Average property age 12 years 17 years 27 years 33 years Percent leased 85% 89% 92% 89% Renewal rate (2) 79% 72% 83% 75% Management structure Internal Internal Internal External Source: Public filings and other publicly available information. All data as of March 31, 2015 AMH equity market cap includes 54,276,644 operating partnership units and 442,373 preferred shares AMH renewal rate calculated as number of renewed leases in given period divided by total number of lease expirations during same period. Specific renewal rate definition of other companies is undeterminable 9 AMH has industry leading balance sheet quality, portfolio scale and market diversity

AMH – Overview

# AMH Overview

| | |
|---|---|
| **Large, Diversified Portfolio** | • 36,588 high quality homes as of March 31, 2015 (37,300 as of May 31, 2015)<br>• 85.2% total portfolio leased percentage as of March 31, 2015 (90% as of May 31, 2015)<br>• Properties in 22 states / 41 markets |
| **Scale** | • Largest public SFR REIT with strong reputation as industry consolidator<br>• Well-developed national operating platform provides enhanced acquisition execution, lower renovation costs, operating efficiencies and increased brand awareness<br>• Scale provides liquidity, access to capital and investor familiarity |
| **High Asset Quality and Tenant Focus** | • Attracting quality tenants begins with best in class homes. Focus on high-quality, well-located properties in attractive neighborhoods with good schools<br>• Focus on tenant increases credit quality, drives higher retention and reduces maintenance costs |
| **Superior Operational Infrastructure** | • Internalized asset and property management, with significant investment in technology further drive scale advantages<br>• Well-developed national operating platform with local market expertise<br>• Centralized leasing, customer service and maintenance call centers provide superior tenant experience and improved operational control<br>• Remote entry system allows tenants to tour properties at their leisure, while reducing load on local leasing team<br>• Standardized renovation process optimizes property onboarding and increases turn efficiency |
| **Experienced Management Team with Strong Alignment of Interest** | • Management team with track record of successfully building and operating businesses in public markets<br>• Founder and senior management hold approximately $1 billion of equity ownership |

Source: Public filings and company information

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# Key Milestones Achieved to Date

### Operational Achievements

- 37,300 homes
- Fully-internalized in-market property management
- Centralized leasing, customer service and maintenance call centers
- Consistent in-house technology advancements
- 90% total leased percentage and moving closer to stabilization

### Equity Capital Raises

- 2012: $530mm private placement
- Q1 2013: $747mm private placement
- Q3 2013: $887mm IPO & concurrent private placement
- Q3 2014: $229mm public offering & $50mm private placement
- 2013/14: Three preferred stock offerings for $426mm total

### Debt Capital Raises

- Q1 2013: $800mm Asset-Backed Credit Facility (L+2.75%)
- Q2 2014: $481mm 5 year floating rate securitization (L+1.54%) (1)
- Q3 2014: $488mm 10yr fixed rate securitization (4.42%)
- Q4 2014: $528mm 10yr fixed rate securitization (4.40%)
- Q1 2015: $553mm 10yr fixed rate securitization (4.14%) (2)

### JV Capital

- 2012: $750mm JV between AH LLC and Alaska Permanent Fund
- Q2 2013: AMH acquires Alaska Permanent Fund JV for $904mm in equity consideration
- Q1 2014: Formed NPL JV with JCRI and other 3rd party capital
- Q2 2014: Formed additional JV with Alaska Permanent Fund

### Strategic M&A Activity

- Q3 2014: Acquired 1,372 home Beazer portfolio for $257mm in total cash and equity consideration
- Q4 2014: Acquired 914 home Ellington portfolio for $126mm in all-cash transaction
- 2014/15: Acquired numerous small portfolios from local aggregators
- Continue to evaluate a significant pipeline of strategic opportunities

Source: Public filings and company information

(1) The five-year term reflects the fully extended maturity date based on an initial two-year term and three, 12-month extension options

(2) The Q1 2015 securitization has a 30 year term, with an anticipated repayment date after 10 years

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National High Quality Portfolio in Attractive Markets Investment Case – Selected Markets Dallas-Fort Worth Strong net inbound migration Robust job growth Tremendous rental demand Indianapolis Higher levels of distressed neighborhoods resulting in bigger discounts to replacement cost Strong rental demand expected to increase as supply is absorbed Atlanta (Northside) Long term growth prospects Strong schools Tremendous rental demand Houston Continued strong rental demand Local economy growing more diverse Large, high quality portfolio on national scale provides operating efficiencies and downside protection through geographic diversity 13

First Quarter 2015 Operational Update Quarterly Leasing, Core Revenues and Core NOI Increases Q1 2015 Overview As of Mar-15: Properties owned: 36,588 Portfolio leased percentage: 85.2% Portfolio occupancy percentage: 82.5% Stabilized leased percentage: 93.4% Stabilized occupancy percentage: 90.4% As of May-15: Properties owned: 37,300 Portfolio leased percentage: 90% Portfolio occupancy percentage: 88% Stabilized leased percentage: 94% Stabilized occupancy percentage: 91% Continued strong growth in cash flow from operations and portfolio leased percentage moving closer to stabilization 14 Source: Public filings and company information Note: Refer to pages 20 and 21 of this presentation for reconciliation of non-GAAP financial measures In millions $47.7 $57.1 $59.4 $68.0 $76.5 $73.7 $89.8 $103.7 $109.5 $120.7 95.1% 94.7% 94.1% 92.8% 93.4% 94% 81.0% 86.0% 84.7% 81.6% 85.2% 90% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 May-15 Core NOI Core revenues Stabilized leased (%) Total leased (%)

First Quarter 2015 Performance Highlights Same-Home Results Q1 2015 Highlights Three Months Ended Mar-15 Mar-14 % Change Number of Same-Home properties 13,446 13,446 Leased percentage as of period end 94.8% 94.6% Occupancy percentage as of period end 93.1% 94.5% Average leased percentage 93.9% 95.1% Average occupancy percentage 92.3% 94.6% Average scheduled monthly rent (1) $ 1,409 $ 1,374 Core Net Operating Income from Same-Home Properties: Rents from single-family properties $ 52,368 $ 51,593 1.5% Fees from single-family properties 476 439 8.4% Bad debt (561) (1,194) (53.0%) Core revenues 52,283 50,838 2.8% Property tax 8,985 8,156 10.2% HOA fees, net of tenant charge-backs 1,252 1,334 (6.1%) R&M and turnover costs, net of tenant charge-backs 3,842 4,102 (6.3%) Insurance 870 974 (10.7%) Property management 4,508 4,288 5.1% Core property operating expenses 19,457 18,854 3.2% Core net operating income $ 32,826 $ 31,984 2.6% Core FFO of $41.9mm, or $0.16 per FFO share, a 33.3% increase compared to Q1 2014 NOI from leased properties of $76.5mm, a 60.1% increase over Q1 2014 Consistently strong Core NOI margin of 63.3% Total portfolio increased by 1,989 homes Maintained solid tenant renewal rate of 79.2% and tenant retention rate of 68.1% Source: Public filings Note: Refer to pages 20 and 21 of this presentation for reconciliation of non-GAAP financial measures Average scheduled monthly rent as of end of period 15

AMH – Best in Class Operations

Operational Life Cycle Acquisition & Conversion Renovation Leasing Property Management Acquisition channels: Auction Broker / MLS NPL M&A / portfolio Diversified footprint 22 states / 41 markets Growing population Strong demographics Dedicated team All acquisitions underwritten / executed by AMH personnel Comprehensive inspection and renovation process Utilize 3,000 contractors nationwide Achieve substantial discounts through scale – bargaining power on national contracts Standardized renovation process optimizes property onboarding and increases turn efficiency Best in class, state of the art call center Combination of in-person and automated showings Centralized tenant underwriting ensuring consistent high quality tenant base Centralized lease writing Centralized tenant maintenance and national maintenance call center Centralized collections and receivable management Field personnel in all markets to serve tenants Growth engine to achieve scale across national platform Operational optimization to create stable, growing cash flow 17

Marketing and Leasing – Stabilizing Occupancy & Optimizing Rents Leasing Channels National Call Center – Provides Control & Scalability Tenant Underwriting Leasing Volume “Let Yourself In” Showings AH4R Website Multiple Listing Service Average Household Rental history Credit history Criminal records Minimum 3x Income / Rent 2.0 adults, 1.3 children, 0.7 pets $85,000 household income 5x Income / Rent Ongoing analysis and optimization of tenant underwriting parameters to yield best in class tenant base 18 Source: Public filings and company information 2015 2014 2013 2012 Word of Mouth In thousands 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 In thousands Call Volume Showings 0.0 2.0 4.0 6.0 8.0 10.0 12.0 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Thousands Initial New Renewal

Property Management – Centralized control, with local touch 20 District Offices 41 Markets Centralized Corporate Functions Tenant screening / underwriting Leasing call center Customer service call center Analytics / pricing Scalable internal property management platform with more than 500 personnel. Designed to provide benefit of centralized management, with local tenant interaction Field Responsibilities Tenant interaction Customer service Collections Local marketing Leasing Move-ins / outs Turn-over process Escalated service requests 19 National marketing Legal Vendor management Corporate Management Field Operations

NOI and Core NOI Reconciliation 20 NOI is a supplemental non-GAAP financial measure that we define as rents and fees from single-family properties and tenant charge-backs, less property operating expenses for leased single-family properties. Core NOI is also a supplemental non-GAAP financial measure that we define as rents and fees from single-family properties, net of bad debt, less property operating expenses for leased single-family properties, excluding expenses reimbursed by tenant charge-backs and bad debt expense. NOI and Core NOI also exclude remeasurement of preferred shares, remeasurement of Series E units, depreciation and amortization, acquisition fees and costs expenses, noncash share-based compensation expense, property operating, expenses for vacant single-family properties and other and other revenues. American Homes 4 Rent 2015 NOI and Core NOI Calculation Three Months Ended Three Months Ended Mar 31, 2014 Jun 30, 2014 Sep 30, 2014 Dec 31, 2014 Mar 31, 2015 Q1 v. Q4 Q1 v. PY Net Operating Income Rents from single-family properties $ 73,761 $ 88,871 $ 104,210 $ 109,543 $ 120,680 Fees from single-family properties 1,358 1,889 1,529 1,192 1,331 Tenant charge-backs 1,890 3,138 4,282 5,621 8,372 Total revenues from single-family properties 77,009 93,898 110,021 116,356 130,383 Leased property operating expenses 29,266 36,790 50,583 48,326 53,930 Net operating income $ 47,743 $ 57,108 $ 59,438 $ 68,030 $ 76,453 12.38% 60.13% Net operating income margin 62.0% 60.8% 54.0% 58.5% 58.6% Core Net Operating Income Rents from single-family properties $ 73,761 $ 88,871 $ 104,210 $ 109,543 $ 120,680 Fees from single-family properties 1,358 1,889 1,529 1,192 1,331 Bad debt expense (1,423) (962) (2,044) (1,262) (1,271) Core revenues from single-family properties 73,696 89,798 103,695 109,473 120,740 Leased property operating expenses 29,266 36,790 50,583 48,326 53,930 Expenses reimbursed by tenant charge-backs (1,890) (3,138) (4,282) (5,621) (8,372) Bad debt expense (1,423) (962) (2,044) (1,262) (1,271) Core property operating expenses 25,953 32,690 44,257 41,443 44,287 Core net operating income $ 47,743 $ 57,108 $ 59,438 $ 68,030 $ 76,453 Core net operating income margin 64.8% 63.6% 57.3% 62.1% 63.3% Three Months Ended Mar 31, 2014 Jun 30, 2014 Sep 30, 2014 Dec 31, 2014 Mar 31, 2015 Net loss $ (6,935) $ (3,369) $ (12,796) $ (9,992) $ (8,265) Remeasurement of Preferred shares 457 141 1,750 3,810 (120) Remeasurement of Series E units 2,756 4,944 (3,588) 1,007 (1,838) Depreciation and amortization 35,131 38,325 44,855 47,205 53,664 Acquisition fees and costs expensed 452 919 14,550 6,465 5,908 Noncash share-based compensation expense 532 612 751 691 696 Interest expense 1,502 3,888 5,112 9,379 15,670 General and administrative expense 5,074 5,703 5,291 5,879 6,131 Property operating expenses for vacant single-family properties and other 9,043 6,351 3,885 4,129 5,972 Other revenues (269) (406) (372) (543) (1,365) Net operating income 47,743 57,108 59,438 68,030 76,453 Tenant charge-backs 1,890 3,138 4,282 5,621 8,372 Expenses reimbursed by tenant charge-backs (1,890) (3,138) (4,282) (5,621) (8,372) Bad debt expense excluded from operating expenses 1,423 962 2,044 1,262 1,271 Bad debt expense included in revenues (1,423) (962) (2,044) (1,262) (1,271) Core net operating income $ 47,743 $ 57,108 $ 59,438 $ 68,030 $ 76,453 Average quarterly leased homes 18,997 18,997 24,763 25,807 29,717 Average quarterly homes in turn 640 700 700 700 700

FFO and Core FFO Reconciliation 21 FFO is a non-GAAP financial measure that we calculate in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Core FFO is a non-GAAP financial measure that we use as a supplemental measure of our performance. We compute Core FFO by adjusting FFO for (1) acquisition fees and costs expensed incurred with recent business combinations and the acquisition of individual properties, (2) noncash share-based compensation expense and (3) noncash fair value adjustments associated with remeasuring our Series E units liability and Preferred shares derivative liability to fair value. Includes weighted-average common shares outstanding and assumes full conversion of all Operating Partnership units outstanding, including Class A units, which totaled 14,440,670 at March 31, 2015, and 13,787,292 at March 31, 2014, as well as 31,085,974 Series C units, 4,375,000 Series D units and 4,375,000 Series E units at March 31, 2015 and 2014 Core funds from operations $ 41,929 $ 28,063

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